FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	30	9,452,987.85	8.79	5.984	669	79.24
6.001 - 6.500	44	11,749,337.15	10.92	6.366	659	78.79
6.501 - 7.000	64	14,816,604.44	13.77	6.790	650	79.38
7.001 - 7.500	33	6,843,091.97	6.36	7.331	613	79.19
7.501 - 8.000	31	6,128,114.25	5.70	7.775	616	82.38
8.001 - 8.500	26	3,554,783.55	3.30	8.306	620	82.77
8.501 - 9.000	139	11,051,756.45	10.27	8.914	653	94.45
9.001 - 9.500	126	9,024,174.29	8.39	9.300	653	95.99
9.501 - 10.000	164	13,034,689.97	12.12	9.847	667	98.24
10.001 - 10.500	127	7,487,921.02	6.96	10.366	621	99.58
10.501 - 11.000	172	8,831,974.34	8.21	10.859	618	99.55
11.001 - 11.500	81	4,424,411.32	4.11	11.191	619	98.80
11.501 - 12.000	27	606,069.91	0.56	11.892	615	97.35
12.001 - 12.500	33	499,658.86	0.46	12.317	612	92.38
12.501 - 13.000	3	37,707.41	0.04	12.929	625	90.03
13.001 - 13.500	2	24,095.53	0.02	13.250	649	92.82

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

Min: 5.800
Max: 13.250
Weighted Average: 8.435

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	410	11,802,370.06	10.97	10.270	639	99.33
50,000.01 - 100,000.00	341	24,723,388.31	22.98	9.845	645	97.35
100,000.01 - 150,000.00	147	17,641,844.49	16.40	9.180	651	93.54
150,000.01 - 200,000.00	74	12,877,573.59	11.97	7.931	638	83.72
200,000.01 - 250,000.00	45	9,949,183.40	9.25	7.209	616	79.21
250,000.01 - 300,000.00	29	7,966,540.60	7.41	7.001	636	78.18
300,000.01 - 350,000.00	18	5,892,490.62	5.48	6.618	669	83.55
350,000.01 - 400,000.00	13	4,861,952.88	4.52	6.637	661	80.88
400,000.01 - 450,000.00	13	5,485,794.64	5.10	6.915	647	78.23
450,000.01 - 500,000.00	4	1,843,826.65	1.71	7.191	621	74.30
500,000.01 - 550,000.00	5	2,596,903.62	2.41	6.512	662	84.12
550,000.01 - 600,000.00	1	552,393.10	0.51	5.990	661	90.00
600,000.01 - 650,000.00	1	637,335.66	0.59	6.350	643	80.00
700,000.01 - 750,000.00	1	735,780.69	0.68	5.990	669	90.00

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

Min: $4,928.22
Max: $735,780.69
Average: $97,611.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed 30 yr	938	102,376,551.74	95.17	8.406	644	88.85
Fixed 20 yr	24	2,215,598.40	2.06	7.435	645	83.95
Fixed 15 yr	69	2,021,061.64	1.88	9.641	632	90.77
Fixed 10 yr	61	852,319.42	0.79	11.238	634	94.64
Fixed 5 yr	10	101,847.11	0.09	11.921	655	93.75

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed	1,102	107,567,378.31	100.00	8.435	644	88.83

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	83	16,702,930.03	15.53	7.265	635	87.45
Not Covered	1,019	90,864,448.28	84.47	8.650	645	89.09

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	471	43,677,478.82	40.60	8.555	641	88.98
2	601	60,646,176.90	56.38	8.374	646	88.81
3	30	3,243,722.59	3.02	7.948	627	87.19

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

Min: 1
Max: 3
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	261	58,051,439.26	53.97	7.064	637	79.82
2	841	49,515,939.05	46.03	10.042	651	99.40

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

35.01 - 40.00	2	464,813.35	0.43	6.853	643	37.44
40.01 - 45.00	1	176,041.53	0.16	6.750	687	41.05
45.01 - 50.00	1	239,736.28	0.22	8.990	573	48.00
50.01 - 55.00	2	629,067.70	0.58	6.291	640	53.59
55.01 - 60.00	5	988,025.58	0.92	7.313	620	59.02
60.01 - 65.00	14	2,732,710.65	2.54	7.034	619	63.79
65.01 - 70.00	14	3,001,603.22	2.79	7.113	615	68.36
70.01 - 75.00	20	3,642,617.09	3.39	6.945	630	73.60
75.01 - 80.00	106	24,640,239.56	22.91	6.965	640	79.63
80.01 - 85.00	49	10,836,402.50	10.07	7.140	634	84.48
85.01 - 90.00	56	9,353,415.92	8.70	7.411	643	89.81
90.01 - 95.00	101	3,875,346.54	3.60	9.798	654	94.27
95.01 - 100.00	731	46,987,358.39	43.68	9.949	652	99.96

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

Min: 36.70
Max: 100.00
Weighted Average: 88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	3	541,759.66	0.50	9.510	508	75.14
520 - 539	9	1,298,506.26	1.21	8.619	531	80.16
540 - 559	22	2,359,402.20	2.19	7.920	552	79.25
560 - 579	43	5,329,754.90	4.95	8.367	572	81.31
580 - 599	95	9,243,427.56	8.59	8.643	589	85.44
600 - 619	195	15,573,249.78	14.48	9.108	609	89.72
620 - 639	204	16,443,484.65	15.29	9.140	629	91.10
640 - 659	193	17,753,736.54	16.50	8.274	648	90.62
660 - 679	116	14,625,029.50	13.60	7.690	670	88.45
680 - 699	103	10,799,616.71	10.04	8.221	688	90.77
700 - 719	56	7,314,217.17	6.80	7.793	709	88.73
720 - 739	28	2,408,692.10	2.24	8.247	728	90.81
740 - 759	17	1,262,929.05	1.17	8.689	748	95.05
760 - 779	12	2,306,791.00	2.14	7.280	772	88.52
780 - 799	6	306,781.23	0.29	9.411	789	99.76

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

Min: 501
Max: 795
NZ Weighted Average: 644

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refi	360	53,295,388.13	49.55	7.431	635	81.46
Purchase	734	53,172,890.35	49.43	9.469	652	96.25
Rate/Term Refi	8	1,099,099.83	1.02	7.075	683	87.09

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	912	87,358,321.78	81.21	8.426	640	88.59
Duplex	100	12,993,975.15	12.08	8.530	662	89.35
Condo	80	5,652,642.28	5.25	8.747	652	93.34
3-4 Family	10	1,562,439.10	1.45	7.023	687	81.60

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	780	73,863,747.15	68.67	8.163	638	88.18
Stated	313	32,160,050.32	29.90	9.103	659	90.62
Limited	9	1,543,580.84	1.43	7.531	612	82.54

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,034	102,670,201.56	95.45	8.444	643	89.24
Non-Owner Occupied	64	4,337,533.48	4.03	8.284	661	80.90
Second Home	4	559,643.27	0.52	7.952	621	74.81

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey
Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	22	1,563,935.16	1.45	8.340	626	89.74
Arkansas	2	164,459.70	0.15	8.664	636	84.00
California	195	25,341,271.05	23.56	8.324	654	89.21
Colorado	28	1,645,237.93	1.53	9.044	638	95.24
Connecticut	20	2,406,760.17	2.24	7.997	651	87.51
Delaware	5	216,478.52	0.20	10.412	622	95.91
District of Columbia	4	258,176.67	0.24	8.429	692	82.08
Florida	158	13,204,886.36	12.28	8.721	633	87.55
Georgia	64	2,822,320.85	2.62	9.428	635	94.26
Hawaii	23	3,592,142.98	3.34	7.991	656	85.73
Idaho	7	229,046.39	0.21	9.794	590	93.03
Illinois	88	5,148,502.84	4.79	9.176	626	90.89
Indiana	7	311,237.74	0.29	9.043	625	92.31
Iowa	2	139,798.25	0.13	7.795	607	84.00
Kentucky	2	40,289.35	0.04	10.094	714	100.00
Maine	3	223,068.18	0.21	7.625	638	84.30
Maryland	55	4,621,181.70	4.30	8.465	641	91.25
Massachusetts	30	3,333,409.73	3.10	8.460	652	92.28
Michigan	17	973,195.96	0.90	8.747	615	88.14
Minnesota	2	377,335.76	0.35	7.303	660	87.80
Missouri	3	216,479.68	0.20	8.878	620	100.00
Nebraska	1	8,922.50	0.01	12.250	565	95.00
Nevada	17	1,897,869.96	1.76	8.464	633	91.82
New Hampshire	5	386,902.29	0.36	7.888	656	87.54
New Jersey	65	9,099,789.53	8.46	8.078	635	83.97
New Mexico	1	44,950.38	0.04	8.975	686	100.00
New York	118	17,150,572.06	15.94	8.278	653	88.70
North Carolina	9	427,725.82	0.40	8.879	629	93.80
Ohio	15	833,142.86	0.77	9.543	600	91.20
Oklahoma	2	84,303.91	0.08	9.456	637	86.45
Oregon	10	497,590.29	0.46	8.823	623	89.88
Pennsylvania	23	1,914,907.52	1.78	8.395	626	84.51
Rhode Island	4	893,954.40	0.83	6.753	673	84.12
South Carolina	3	101,723.89	0.09	10.757	630	100.00
Tennessee	4	738,893.37	0.69	6.568	634	80.25
Texas	13	1,236,018.79	1.15	7.501	640	83.34
Utah	4	186,154.12	0.17	8.714	581	83.01
Virginia	35	3,575,656.60	3.32	8.524	645	92.30
Washington	22	1,135,162.29	1.06	9.213	633	94.52
Wisconsin	13	504,552.74	0.47	9.385	653	94.23
Wyoming	1	19,370.02	0.02	10.990	608	95.00

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	304	24,445,214.47	22.73	8.933	638	90.41
12	181	20,605,417.79	19.16	8.383	651	89.77
24	433	31,500,449.77	29.28	9.361	652	95.78
36	184	31,016,296.28	28.83	7.135	635	79.91

Total:	1,102	107,567,378.31	100.00	8.435	644	88.83

Loans with Penalty: 77.27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.